EXHIBIT NO. 99.(m)(2)

MFS FUNDS

AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12b-

1 UNDER THE

INVESTMENT COMPANY ACT OF 1940

Effective January 1, 1997,

Amended and Restated effective:

April 26, 2005

January 24, 2006

April 25, 2006

October 25, 2006

December 28, 2007

March 1, 2008

April 19, 2008

Exhibit A: Funds and Share Classes Covered by Rule 12b-1 Plan, as of:

July 26, 2005 (Addition of MFS Series Trust XII)

January 24, 2006 (Addition of Class W Shares)

April 25, 2006 (Addition of MFS Diversified Income Fund)

July 26, 2006 (Addition of MFS Sector Rotational Fund)

October 25, 2006 (Addition of Class B1 Shares of MFS Municipal Income Fund)

February 27, 2007 (Termination of Class 529 Shares of MFS Strategic Growth Fund, MFS Emerging Growth

Fund, MFS Research fund, MFS Capital

Opportunities Fund, MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS

Strategic Value Fund and MFS Government Securities Fund)

April 24, 2007 (Termination of Massachusetts Investors Growth Stock Fund Class J Shares on or about May 25, 2007)

June 20, 2007 (Termination of Massachusetts Investors Growth Stock Fund Class J Shares)

June 22, 2007 (Termination of MFS Strategic Growth Fund, MFS Capital Opportunities Fund, MFS Investment Grade Bond Fund and MFS Municipal Bond Fund)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)

December 28, 2007 (Addition of Class W, Class R1, Class R2 and R3 Shares of MFS Sector Rotational Fund)

March 1, 2008 (Addition of Class W Shares of MFS Utilities Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended

Research Core Equity Fund; and Establishment of Class W, R1, R2 and R3 Shares

of MFS High Yield Opportunities Fund)

Exhibit B: Funds for Which Distributor May Receive Unexpended Service

Fees Paid by Class A Shares as Compensation for Distribution Activities on

Behalf of those Shares, as of:

June 22, 2007 (Termination of MFS Capital Opportunities Fund and Addition of MFS Core Equity)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

EXHIBIT A

Funds and Share Classes Covered by Rule 12b-1 Plan

As of: June 1, 2008

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN

MFS SERIES TRUST I

MFS Cash Reserve Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Core Equity Fund	A, B, C, R1, R2, R3

MFS Core Growth Fund	A, B, C, R1, R2, R3, W

MFS New Discovery Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Research International Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3, W

MFS Technology Fund	A, B, C, R1, R2, R3

MFS Value Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3, W

MFS SERIES TRUST II

MFS Growth Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST III

MFS High Income Fund	A, B, C, 529A, 529B. 529C, R1, R2, R3

MFS High Yield Opportunities Fund	A, B, C, W, R1, R2, R3

MFS Municipal High Income Fund	B, C

MFS SERIES TRUST IV

MFS Mid Cap Growth Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS SERIES TRUST V

MFS International New Discovery Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Research Fund	A, B, C, R1, R2, R3, W

MFS Total Return Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN

MFS SERIES TRUST VI

MFS Global Equity Fund	A, B, C, J, R1, R2, R3

MFS Global Total Return Fund	A, B, C, R1, R2, R3

MFS Utilities Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST VII

MFS SERIES TRUST VIII

MFS Global Growth Fund	A, B, C, R1, R2, R3

MFS Strategic Income Fund	A, B, C

MFS SERIES TRUST IX

MFS Bond Fund	A, B, C, R1, R2, R3

MFS Inflation-Adjusted Bond Fund	A, B, C, R1, R2, R3

MFS Limited Maturity Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Municipal Limited Maturity Fund	A, B, C

MFS Research Bond Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3, W

MFS Research Bond Fund J	A, B, C

MFS SERIES TRUST X

MFS Aggressive Growth Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Conservative Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Emerging Markets Debt Fund	A, B, C, W

MFS Emerging Markets Equity Fund	A, B, C

MFS Floating Rate High Income Fund	A, C

MFS Growth Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN

MFS International Diversification Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS International Growth Fund	A, B, C, W

MFS International Value Fund	A, B, C, W

MFS Moderate Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS New Endeavor Fund	A, B, C, R1, R2, R3

MFS Strategic Value Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST XI

MFS Mid Cap Value Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Blended Research Core Equity Fund	A, B, C, W, R1, R2, R3

MFS SERIES TRUST XII

MFS Lifetime Retirement Income Fund	A, B, C, I, R1, R2, R3

MFS Lifetime 2010 Fund	A, B, C, I, R1, R2, R3

MFS Lifetime 2020 Fund	A, B, C, I, R1, R2, R3

MFS Lifetime 2030 Fund	A, B, C, I, R1, R2, R3

MFS Lifetime 2040 Fund	A, B, C, I, R1, R2, R3

MFS Sector Rotational Fund	A, B, C, R1, R2, R3, W

MFS SERIES TRUST XIII

MFS Government Securities Fund	A, B, C, R1, R2, R3

MFS Diversified Income Fund	A, C

MFS SERIES TRUST XV

MFS Diversified Target Return Fund	A, B, C, I, W, R1, R2, R3

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN

STAND ALONE FUNDS

Massachusetts Investors Growth Stock Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

Massachusetts Investors Trust	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Growth Opportunities Fund	A, B

MFS MUNICIPAL SERIES TRUST

MFS Alabama Municipal Bond Fund	A, B

MFS Arkansas Municipal Bond Fund	A, B

MFS California Municipal Bond Fund	A, B, C

MFS Florida Municipal Bond Fund	A, B

MFS Georgia Municipal Bond Fund	A, B

MFS Maryland Municipal Bond Fund	A, B

MFS Massachusetts Municipal Bond Fund	A, B

MFS Mississippi Municipal Bond Fund	A, B

MFS Municipal Income Fund	A, B, B1, C

MFS New York Municipal Bond Fund	A, B, C

MFS North Carolina Municipal Bond Fund	A, B, C

MFS Pennsylvania Municipal Bond Fund	A, B

MFS South Carolina Municipal Bond Fund	A, B

MFS Tennessee Municipal Bond Fund	A, B

MFS Virginia Municipal Bond Fund	A, B, C

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN
MFS West Virginia Municipal Bond Fund	A, B